Exhibit (q)

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Mark Wiedman, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Mark Wiedman
Name: Mark Wiedman

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Charles A. Hurty, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta , Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Charles A. Hurty
Name: Charles A. Hurty

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Cecilia H. Herbert, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Cecilia H. Herbert
Name: Cecilia H. Herbert

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that John E. Kerrigan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ John E. Kerrigan
Name: John E. Kerrigan

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Robert H. Silver, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Robert H. Silver
Name: Robert H. Silver

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that George G.C. Parker, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ George G.C. Parker
Name: George G.C. Parker

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that John E. Martinez, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ John E. Martinez
Name: John E. Martinez

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Madhav V. Rajan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Madhav V. Rajan
Name: Madhav V. Rajan

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Jack Gee is Treasurer and Chief Financial Officer of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and Treasurer and Chief Financial Officer of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Manish Mehta, and Eilleen M. Clavere, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Treasurer and Chief Financial Officer of the Trust or of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Jack Gee
Name: Jack Gee

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Robert S. Kapito, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Mark Wiedman, Manish Mehta, Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Robert S. Kapito
Name: Robert S. Kapito

POWER OF ATTORNEY

WITH RESPECT TO

iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.,

iSHARES MSCI RUSSIA CAPPED ETF, INC.,

iSHARES U.S. ETF COMPANY, INC. and

iSHARES SOVEREIGN SCREENED GLOBAL BOND FUND, INC.

Know all persons by these presents that Manish Mehta, President and Principal Executive Officer of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and President and Principal Executive Officer of iShares, Inc., iShares MSCI Russia Capped ETF, Inc., iShares U.S. ETF Company, Inc. and of iShares Sovereign Screened Global Bond Fund, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Jack Gee, Edward B. Baer, Margery K. Neale and Barry P. Barbash, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a President and Principal Executive Officer of the Trust or President and Principal Executive Officer of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective December 31, 2013

/s/ Manish Mehta
Name: Manish Mehta